UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OF 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                April 19, 2000 (Date of earliest event reported)

                          GUM TECH INTERNATIONAL, INC.
             (Exact Name of Registrant as Specified in its Charter)


            UTAH                         0-27646                 87-0482806
(State or Other Jurisdiction          (Commission              (IRS Employer
     of Incorporation)                File Number)           Identification No.)

                 246 East Watkins Street, Phoenix, Arizona 85004
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (602)252-1617

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS.

     Attached hereto as Exhibit 99.1 is a copy of Gum Tech International, Inc.'s press release dated April 19, 2000 titled "Gum Tech Announces Denial of Quigley Motion for Preliminary Injunction in Patent Infringement Suit."

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) Exhibits

 EXHIBIT
 NUMBER        DESCRIPTION
 ------        -----------
  99.1         Gum Tech International,  Inc. Press Release April 19, 2000 titled
               "Gum Tech  Announces  Denial of Quigley  Motion  for  Preliminary
               Injunction in Patent Infringement Suit"

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GUM TECH INTERNATIONAL, INC.
                                        (Registrant)


                                        /s/ William J. Hemelt
                                        ----------------------------------------
                                        (Signature)
                                        William J. Hemelt
                                        Secretary and Chief Financial Officer

Date: May 9, 2000

                                  EXHIBIT INDEX

EXHIBIT
NUMBER     DESCRIPTION
------     -----------
99.1 Gum Tech International, Inc. Press Release April 19, 2000 titled "Gum Tech Announces Denial of Quigley Motion for Preliminary Injunction in Patent Infringement Suit"